Exhibit 99.1

Apptio, Inc. Announces Pricing of $125 Million Convertible Notes Offering

BELLEVUE, Wash., March 20, 2018 — Apptio, Inc. (NASDAQ: APTI) today announced the pricing of $125 million aggregate principal amount of convertible senior notes due 2023 (the “notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”). Apptio also granted the initial purchasers of the notes a 13-day option to purchase up to an additional $18.75 million aggregate principal amount of the notes. The sale of the notes to the initial purchasers is expected to settle on March 23, 2018, subject to customary closing conditions, and is expected to result in up to $120.7 million in net proceeds to Apptio after deducting the initial purchasers’ discount and estimated offering expenses payable by Apptio (assuming no exercise of the initial purchasers’ option).

The notes will be senior, unsecured obligations of Apptio. The notes will bear interest at a rate of 0.875% per year. Interest will be payable semi-annually in arrears on April 1 and October 1 of each year, beginning on October 1, 2018. The notes will mature on April 1, 2023, unless earlier repurchased, redeemed or converted.

Apptio expects to use up to $14.9 million of the net proceeds of the offering of the notes to pay the cost of the capped call transactions described below. The remaining net proceeds from the offering will be used for general corporate purposes, which may include working capital, capital expenditures, potential acquisitions and strategic transactions.

The initial conversion rate for the notes is 25.4544 shares of Class A common stock per $1,000 principal amount of notes (which is equivalent to an initial conversion price of approximately $39.29 per share of Class A common stock). Prior to the close of business on the business day immediately preceding January 1, 2023, the notes will be convertible at the option of the noteholders only upon the satisfaction of specified conditions and during certain periods. Thereafter until the close of business on the scheduled trading day preceding the relevant maturity date, the notes will be convertible at the option of the noteholders at any time regardless of these conditions. Conversions of the notes will be settled in cash, shares of Apptio’s Class A common stock or a combination thereof, at Apptio’s election. The last reported sale price of Apptio’s Class A common stock on March 20, 2018 was $30.22 per share.

Apptio may redeem the notes, at its option, on or after April 5, 2021, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to, but excluding the redemption date, if the last reported sale price of Apptio’s Class A common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period ending within not more than three trading days preceding the date on which Apptio provides written notice of redemption.

Noteholders may require Apptio to repurchase their notes upon the occurrence of certain events that constitute a fundamental change under the indenture governing the notes at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the date of repurchase. In connection with certain corporate events or if Apptio issues a notice of redemption, it will, under certain circumstances, increase the conversion rate for noteholders who elect to convert their notes in connection with such corporate event or during the relevant redemption period.

In connection with the pricing of the notes, Apptio entered into capped call transactions with the initial purchasers or their respective affiliates and other financial institutions (the “hedge counterparties”). The capped call transactions are expected generally to reduce the potential dilution to Apptio’s Class A common stock upon any conversion of notes and/or offset the cash payments Apptio is required to make in excess of the principal amount of converted notes, as the case may be, in the event that the market price of Apptio’s Class A common stock is greater than the strike price and lower than the cap price of the capped call transactions, which initially corresponds to the initial conversion price of the notes. The cap price of the capped call transactions will initially be $60.44 per share, which represents a premium of approximately 100% over the last reported sale price of Apptio’s Class A common stock of $30.22 per share on March 20, 2018, and is subject to certain adjustments under the terms of the capped call transactions. If the initial purchasers exercise their option to purchase additional notes, Apptio intends to enter into additional capped call transactions with the hedge counterparties.

Apptio expects that, in connection with establishing their initial hedge of the capped call transactions, the hedge counterparties expect to purchase shares of Apptio’s Class A common stock and/or enter into various derivative transactions with respect to the Class A common stock concurrently with, or shortly after, the pricing of the notes. These activities could increase (or reduce the size of any decrease in), the market price of Apptio’s Class A common stock or the notes at that time. In addition, Apptio expects that the hedge counterparties may modify their hedge positions by entering into or unwinding derivative transactions with respect to Apptio’s Class A common stock and/or by purchasing or selling shares of Apptio’s Class A common stock or other securities of Apptio in secondary market transactions following the pricing of the notes and prior to maturity of the notes (and are likely to do so during any observation period relating to a conversion of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Apptio’s Class A common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, could affect the amount and value of the consideration that noteholders will receive upon conversion of the notes. The capped call transactions have not been, and will not be, registered under the Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful. The notes and the shares of Class A common stock issuable upon conversion of the notes, if any, will not be registered under the Act or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Act and applicable state laws.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Act and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to, whether Apptio will be able to consummate the offering, the satisfaction of customary closing conditions with respect to the offering of the notes, prevailing market conditions, the anticipated use of net proceeds of the offering of the notes which could change as a result of market conditions or for other reasons, whether the capped call transactions will become effective and the impact of general economic, industry or political conditions in the United States or internationally. Forward-looking statements may be identified by the use of the words “may,” “will,” “expect,” “intend” and other similar expressions. These forward-looking statements are based on estimates and assumptions by Apptio’s management that, although believed to be reasonable, are inherently uncertain and subject to a number of risks. Actual results may differ materially from those anticipated or predicted by Apptio’s forward-looking statements. All forward-looking statements are subject to other risks detailed in Apptio’s Annual Report on Form 10-K for the year ended December 31, 2017 and the risks discussed in Apptio’s other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Apptio undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof, except as required by applicable law.

Investor Contact:

Susanna Morgan

(425) 279-6101

IR@apptio.com

Media Contact:

Sarah Vreugdenhil

(425) 279-6097

pr@apptio.com